Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RG Global Lifestyles, Inc. (the "Company") on Form 10-QSB/A for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Ruttencutter, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2008

/s/ Brian Ruttencutter
Brian Ruttencutter
Chief Accounting Officer